UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04760

DWS Advisor Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2007

Annual Report
to Shareholders

DWS Micro Cap Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Tax Information

Click here Investment Management Agreement Approval

Click here Summary of Management Fee Evaluation by Independent Fee Consultant

Click here Trustees and Officers

Click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of micro capitalization companies (minimum market capitalization of $10 million) involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be subject to more erratic and abrupt market movements. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2007

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 are 2.22%, 3.08%, 2.98% and 1.72% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 are derived from the historical performance of Institutional Class shares of DWS Micro Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/07
DWS Micro Cap Fund	1-Year	3-Year	5-Year	10-Year
Class A	27.19%	14.11%	17.27%	11.09%
Class B	26.18%	13.24%	16.39%	10.26%
Class C	26.26%	13.24%	16.41%	10.26%
Institutional Class	27.58%	14.41%	17.58%	11.37%
Russell 2000® Growth Index+	18.94%	14.10%	18.70%	3.65%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/07	$ 20.09	$ 19.03	$ 19.03	$ 20.77
9/30/06	$ 18.87	$ 18.16	$ 18.15	$ 19.36
Distribution Information: Twelve Months as of 9/30/07: Capital Gain Distributions	$ 3.55	$ 3.55	$ 3.55	$ 3.55
Institutional Class Lipper Rankings — Small-Cap Growth Funds Category as of 9/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	128	of	586	22
3-Year	244	of	469	52
5-Year	176	of	388	46
10-Year	21	of	169	12

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Micro Cap Fund — Class A [] Russell 2000 Growth Index+

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/07
DWS Micro Cap Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,988	$14,004	$20,906	$26,987
	Average annual total return	19.88%	11.88%	15.89%	10.44%
Class B	Growth of $10,000	$12,318	$14,335	$21,255	$26,563
	Average annual total return	23.18%	12.76%	16.28%	10.26%
Class C	Growth of $10,000	$12,626	$14,521	$21,373	$26,566
	Average annual total return	26.26%	13.24%	16.41%	10.26%
Russell 2000 Growth Index+	Growth of $10,000	$11,894	$14,855	$23,564	$14,312
	Average annual total return	18.94%	14.10%	18.70%	3.65%

The growth of $10,000 is cumulative.

+ Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Micro Cap Fund — Institutional Class [] Russell 2000 Growth Index+

Yearly periods ended September 30
Comparative Results as of 9/30/07
DWS Micro Cap Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,275,800	$1,497,700	$2,247,100	$2,934,400
	Average annual total return	27.58%	14.41%	17.58%	11.37%
Russell 2000 Growth Index+	Growth of $1,000,000	$1,189,400	$1,485,500	$2,356,400	$1,431,200
	Average annual total return	18.94%	14.10%	18.70%	3.65%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2007 is 2.07% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended September 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares for the periods prior to its inception on February 1, 2005 are derived from the historical performance of Institutional Class shares of DWS Micro Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of Class S. Any difference in expenses will affect performance.

Average Annual Total Returns as of 9/30/07
DWS Micro Cap Fund	1-Year	3-Year	5-Year	10-Year
Class S	27.52%	14.25%	17.36%	11.12%
Russell 2000 Growth Index+	18.94%	14.10%	18.70%	3.65%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 9/30/07	$ 20.17
9/30/06	$ 18.89
Distribution Information: Twelve Months as of 9/30/07: Capital Gain Distributions	$ 3.55
Class S Lipper Rankings — Small-Cap Growth Funds Category as of 9/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	130	of	586	23

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Micro Cap Fund — Class S [] Russell 2000 Growth Index+

Yearly periods ended September 30
Comparative Results as of 9/30/07
DWS Micro Cap Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,752	$14,912	$22,262	$28,711
	Average annual total return	27.52%	14.25%	17.36%	11.12%
Russell 2000 Growth Index+	Growth of $10,000	$11,894	$14,855	$23,564	$14,312
	Average annual total return	18.94%	14.10%	18.70%	3.65%

The growth of $10,000 is cumulative.

+ Russell 2000 Growth Index is an unmanaged, capitalization-weighted measure of 2,000 of the smallest capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2007 to September 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,100.10	$ 1,096.00	$ 1,096.00	$ 1,101.40	$ 1,102.20
Expenses Paid per $1,000*	$ 8.58	$ 12.51	$ 12.51	$ 7.27	$ 7.27
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,016.90	$ 1,013.14	$ 1,013.14	$ 1,018.15	$ 1,018.15
Expenses Paid per $1,000*	$ 8.24	$ 12.01	$ 12.01	$ 6.98	$ 6.98
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Micro Cap Fund	1.63%	2.38%	2.38%	1.38%	1.38%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Micro Cap Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Micro Cap Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Robert S. Janis

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management and the fund in 2004.

Previously served as portfolio manager for 10 years at Credit Suisse Asset Management (or at its predecessor, Warburg Pincus Asset Management).

Over 20 years of investment industry experience.

BA, University of Pennsylvania; MBA, University of Pennsylvania, Wharton School.

Joseph Axtell, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2001 and the fund in 2006.

Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

Director, International Research at PCM International (1989-1996).

Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

Analyst at Prudential-Bache Capital Funding in London (1987-1988).

Equity analyst in the health care sector at Prudential Equity Management Associates (1985-1987).

BS, Carlson School of Management, University of Minnesota.

In the following interview, Lead Portfolio Manager Robert S. Janis discusses DWS Micro Cap Fund's market environment, performance and strategy during the fund's most recent fiscal year ended September 30, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did DWS Micro Cap Fund perform during the most recent 12-month period?

A: DWS Micro Cap Fund Class A shares posted a strong 27.19% total return for its most recent fiscal year ended September 30, 2007, outperforming the 18.94% return of its benchmark, the Russell 2000 Growth® Index, and the 21.55% average return of its peers, represented by the Lipper Small-Cap Growth Funds category.1,2 (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.)

1 The Russell 2000 Growth Index is an unmanaged capitalization-weighted measure of 2,000 of the smallest-capitalized US companies with a greater-than-average growth orientation and whose common stocks trade on the NYSE, AMEX and Nasdaq. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 Source: Lipper Inc. The Lipper Small-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P SmallCap 600 Index.

Q: What were the major factors affecting stock market performance during the period?

A: In the fourth quarter of 2006 stocks rallied sharply. Energy prices remained low, the US Federal Reserve Board (the Fed) kept short-term interest rates steady, inflation remained under control and the consensus around a "soft landing" for the US economy paved the way for 2007. The slowdown in the housing market was at least temporarily offset by a firm labor market and stock market. In contrast, during the first quarter of 2007, we witnessed two of the biggest short-term declines in the Dow Jones Industrial Average in nearly four years.3 On February 27, a 9% decline in the Shanghai stock market triggered a worldwide retreat within equity markets on fears that an economic slowdown in China would hurt global growth. In mid-March, we experienced another large decline in stocks, sparked by the subprime mortgage crisis (where increasing defaults among subprime mortgage borrowers have caused problems for subprime lenders and, in turn, for the banks and Wall Street firms that fund the subprime companies).

3 The Dow Jones Industrial Average (Dow) is an unmanaged index of common stocks of major industrial companies. Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

During the third quarter, equities endured wild swings in direction. Concerns over tightening credit and continuing fallout from problems in the subprime mortgage market spurred the turbulence. In mid-August, reacting to turmoil in the credit markets, the Fed cut its discount rate (the rate that banks are charged for temporary loans) by one-half percentage point, to 5.75%, and added billions of dollars in temporary reserves to the banking system. At its September 18 meeting, the Fed, responding to concerns over increasing downside risks to growth and the negative effects on the broader economy, cut the federal funds rate (the target rate for short-term loans of cash reserves between banks) by one-half percentage point, to 4.75%. This was the Fed's first short-term interest rate reduction in four years, triggering the strongest rally in US stocks in some years. Until recently, the Fed had been reluctant to cut short-term interest rates due to inflation concerns.

Q: What impact did sector positioning and stock selection have on the fund's results?

A: Overall, stock selection had a net positive effect and was a significant factor in the fund's outperformance of its benchmark for the annual period. In general, our holdings in consumer staples, energy, industrials and health care outpaced their counterparts within the benchmark, while holdings in information technology lagged the index. Sector allocation overall detracted from performance during the period. Our underweight to financials and overweight to energy benefited performance, while an underweight to materials and an overweight to health care detracted from returns.4 (After stock selection, under our management philosophy, we consider sector allocation to be a secondary method of adding value within the portfolio.)

4 An "overweight" means that a fund holds a higher weighting in a given sector compared with its benchmark index; an "underweight" means that a fund holds a lower weighting in a given sector.

Q: What were the best and worst individual performers for the fund?

A: The top individual security-level contributors to performance during the 12-month period included Green Mountain Coffee Roasters, Inc., Buffalo Wild Wings, Inc. and Arena Resources, Inc. Green Mountain Coffee Roasters is a consumer staples company engaged in the specialty coffee industry. Buffalo Wild Wings, from the consumer discretionary sector, is a casual dining restaurant chain. Arena Resources, from the energy sector, is an oil and gas exploration, development and production company.

The largest detractors from performance on an individual holdings level included Citi Trends, Inc., Red Robin Gourmet Burgers, Inc. and MEDecision, Inc. Citi Trends, a specialty retailer from the consumer discretionary sector, is a value-priced retailer of fashion apparel. Red Robin Gourmet Burgers, a consumer discretionary company, is a casual dining restaurant chain. (This position was eliminated from the portfolio during the fourth quarter of 2006.) MEDecision, from the health care technology industry, provides software that manages clinical and financial risk for managed care organizations. (This position was sold in the second quarter of 2007.)

Q: In light of the results for the most recent period, how do you view the economy and investment markets at present?

A: Looking ahead, market watchers remain uncertain as to whether the deepening housing slump and turmoil in the credit markets will spread to the wider economy (increasing the risk of recession), or whether the Fed's recent easing of monetary policy can help restore growth. Concerns that tighter credit will have a broader impact on consumers, markets and the economy have increased. In addition, diminished corporate borrowing could result in job layoffs and weaker corporate growth. Supporting factors for the economy include a corporate sector that has remained financially solid, healthy global growth, moderate increases in consumer spending and an expansion in exports. We wonder whether consumers will remain resilient in the face of lower home prices, tighter access to credit and a volatile stock market. The upcoming holiday shopping season should be an important leading indicator for the US economy going forward.

As we take a long-term point of view, we look for companies that should function well in any economic environment as their new products and services will create demand. Also, we look to take advantage of market weakness by adding these types of growth companies.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/07	9/30/06

Common Stocks	96%	97%
Cash Equivalents	4%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	9/30/07	9/30/06

Consumer Discretionary	25%	25%
Information Technology	21%	18%
Health Care	16%	26%
Industrials	14%	11%
Energy	9%	9%
Financials	7%	5%
Consumer Staples	6%	6%
Materials	2%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2007 (36.9% of Net Assets)
1. Buffalo Wild Wings, Inc. Owns and operates Buffalo Wild Wings Bar and Restaurant	5.1%
2. Providence Service Corp. Provides privatized family social services	3.9%
3. Bankrate, Inc. Operates a financial services Web site	3.8%
4. Badger Meter, Inc. Manufacturers products used to measure and control the flow of liquids and gases	3.6%
5. Fuel-Tech, Inc. Develops and commercializes air pollution control technologies and provides engineering services	3.6%
6. Portfolio Recovery Associates, Inc. Provides outsourced receivables management	3.5%
7. Arena Resources, Inc. Explores and develops oil and gas	3.5%
8. Volcom, Inc. Manufactures clothing	3.3%
9. Standard Microsystems Corp. Provider of input/output integrated circuits	3.3%
10. Carrizo Oil & Gas, Inc. Producer of gas and crude oil	3.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2007

	Shares	Value ($)

Common Stocks 98.2%
Consumer Discretionary 25.1%
Hotels Restaurants & Leisure 13.8%
Benihana, Inc.*	11,900	203,847
Benihana, Inc. "A"*	75,600	1,308,636
Buffalo Wild Wings, Inc.* (a)	90,800	3,424,976
Century Casinos, Inc.*	191,500	1,167,192
Einstein Noah Restaurant Group, Inc.*	76,600	1,436,250
McCormick & Schmick's Seafood Restaurants, Inc.*	91,100	1,715,413
		9,256,314
Leisure Equipment & Products 1.6%
Summer Infant, Inc.*	236,100	1,090,782
Media 1.8%
RRSat Global Communications Network Ltd.*	47,600	1,166,200
Specialty Retail 4.6%
Citi Trends, Inc.* (a)	73,600	1,601,536
Zumiez, Inc.* (a)	33,100	1,468,647
		3,070,183
Textiles, Apparel & Luxury Goods 3.3%
Volcom, Inc.*	52,600	2,236,552
Consumer Staples 5.5%
Food Products 2.9%
Green Mountain Coffee Roasters, Inc.* (a)	59,000	1,958,210
Personal Products 2.6%
American Oriental Bioengineering, Inc.* (a)	156,300	1,742,745
Energy 8.9%
Energy Equipment & Services 1.2%
OYO Geospace Corp.*	8,800	815,848
Oil, Gas & Consumable Fuels 7.7%
Arena Resources, Inc.*	35,500	2,325,250
Carrizo Oil & Gas, Inc.* (a)	49,200	2,207,112
Kodiak Oil & Gas Corp.*	181,900	600,270
		5,132,632
Financials 6.6%
Diversified Financial Services 4.5%
HAPC, Inc.*	116,000	680,920
Portfolio Recovery Associates, Inc. (a)	44,300	2,351,001
		3,031,921
Insurance 0.4%
eHealth, Inc.*	8,300	229,910
Thrifts & Mortgage Finance 1.7%
NexCen Brands, Inc.*	171,900	1,155,168
Health Care 15.8%
Health Care Providers & Services 13.0%
Air Methods Corp.*	34,500	1,593,900
HMS Holdings Corp.*	62,000	1,525,820
Nighthawk Radiology Holdings, Inc.* (a)	79,000	1,936,290
Providence Service Corp.*	89,100	2,615,976
Skilled Healthcare Group, Inc. "A"*	67,400	1,061,550
		8,733,536
Health Care Technology 2.8%
Phase Forward, Inc.*	46,200	924,462
SXC Health Solutions Corp.*	22,900	366,858
TriZetto Group, Inc.*	34,900	611,099
		1,902,419
Industrials 13.7%
Commercial Services & Supplies 5.0%
Fuel-Tech, Inc.* (a)	108,200	2,390,138
Team, Inc.*	36,000	985,680
		3,375,818
Electrical Equipment 1.2%
AZZ, Inc.*	23,200	811,072
Machinery 7.5%
Badger Meter, Inc. (a)	75,700	2,426,185
Hardinge, Inc.	20,000	696,600
RBC Bearings, Inc.*	50,000	1,917,500
		5,040,285
Information Technology 20.2%
Communications Equipment 1.4%
Occam Networks, Inc.*	95,700	911,064
Internet Software & Services 9.0%
Bankrate, Inc.* (a)	55,100	2,541,212
CyberSource Corp.* (a)	161,900	1,892,611
LoopNet, Inc.*	46,700	959,218
Perficient, Inc.*	29,500	645,165
		6,038,206
IT Services 2.4%
Forrester Research, Inc.*	69,100	1,628,687
Semiconductors & Semiconductor Equipment 4.3%
PLX Technology, Inc.*	62,900	679,320
Standard Microsystems Corp.*	57,700	2,216,834
		2,896,154
Software 3.1%
Glu Mobile, Inc.* (a)	95,200	863,464
Secure Computing Corp.*	126,500	1,230,845
		2,094,309
Materials 2.4%
Metals & Mining
Claymont Steel Holdings, Inc.*	38,100	771,525
Haynes International, Inc.*	9,700	828,089
		1,599,614
Total Common Stocks (Cost $51,013,167)		65,917,629

Securities Lending Collateral 33.8%
Daily Assets Fund Institutional, 5.38% (b) (c) (Cost $22,660,410)	22,660,410	22,660,410

Cash Equivalents 4.2%
Cash Management QP Trust, 5.14% (b) (Cost $2,826,811)	2,826,811	2,826,811
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $76,500,388)+	136.2	91,404,850
Other Assets and Liabilities, Net	(36.2)	(24,275,382)
Net Assets	100.0	67,129,468
* Non-income producing security.
+ The cost for federal income tax purposes was $76,506,006. At September 30, 2007, net unrealized appreciation for all securities based on tax cost was $14,898,844. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,879,607 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,980,763.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2007 amounted to $21,923,737 which is 32.7% of net assets.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2007
Assets
Investments: Investments in securities, at value (cost $51,013,167) — including $21,923,737 of securities loaned	$ 65,917,629
Investment in Daily Assets Fund Institutional (cost $22,660,410)*	22,660,410
Investment in Cash Management QP Trust (cost $2,826,811)	2,826,811
Total investments, at value (cost $76,500,388)	91,404,850
Receivable for investments sold	146,788
Receivable for Fund shares sold	177,830
Interest receivable	26,106
Other assets	26,711
Total assets	91,782,285
Liabilities
Payable upon return of securities loaned	22,660,410
Payable for investments purchased	1,401,034
Payable for Fund shares redeemed	401,502
Accrued management fee	42,780
Other accrued expenses and payables	147,091
Total liabilities	24,652,817
Net assets, at value	$ 67,129,468
Net Assets Consist of
Net unrealized appreciation (depreciation) on investments	14,904,462
Accumulated net realized gain (loss)	9,214,335
Paid-in capital	43,010,671
Net assets, at value	$ 67,129,468
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($26,916,332 ÷ 1,340,091 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 20.09
Maximum offering price per share (100 ÷ 94.25 of $20.09)	$ 21.32
Class B Net Asset Value, offering and redemption price(a) per share ($3,638,277 ÷ 191,221 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 19.03
Class C Net Asset Value, offering and redemption price(a) per share ($8,371,604 ÷ 440,004 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 19.03
Class S Net Asset Value, offering and redemption price(a) per share ($11,471,163 ÷ 568,853 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 20.17

Institutional Class

Net Asset Value, offering and redemption price(a) per share ($16,732,092 ÷ 805,592 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 20.77
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2007
Investment Income
Income: Dividends	$ 77,874
Interest — Cash Management QP Trust	89,760
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	80,472
Total Income	248,106
Expenses: Management fee	890,605
Administration fee	71,248
Services to shareholders	158,565
Distribution and service fees	190,814
Custodian fee	8,896
Auditing	70,023
Legal	592
Trustees' fees and expenses	2,663
Reports to shareholders	50,500
Registration fees	73,326
Other	9,674
Total expenses before expense reductions	1,526,906
Expense reductions	(344,193)
Total expenses after expense reductions	1,182,713
Net investment income (loss)	(934,607)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	9,223,253
Change in net unrealized appreciation (depreciation) on investments	11,316,775
Net gain (loss)	20,540,028
Net increase (decrease) in net assets resulting from operations	$ 19,605,421

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2007	2006
Operations: Net investment income (loss)	$ (934,607)	$ (1,120,165)
Net realized gain (loss)	9,223,253	13,529,589
Change in net unrealized appreciation (depreciation)	11,316,775	(13,285,039)
Net increase (decrease) in net assets resulting from operations	19,605,421	(875,615)
Distributions to shareholders from: Net realized gains: Class A	(5,344,684)	(4,106,621)
Class B	(737,410)	(795,830)
Class C	(1,445,735)	(1,461,877)
Investment Class	—	(2,908,852)
Class S	(2,325,173)	(101,502)
Institutional Class	(2,421,152)	(6,464,282)
Fund share transactions: Proceeds from shares sold	21,313,767	39,012,148
Reinvestment of distributions	11,139,854	15,023,250
Cost of shares redeemed	(61,590,033)	(49,016,402)
Redemption fees	3,338	4,801
Net increase (decrease) in net assets from Fund share transactions	(29,133,074)	5,023,797
Increase (decrease) in net assets	(21,801,807)	(11,690,782)
Net assets at beginning of year	88,931,275	100,622,057
Net assets at end of year	$ 67,129,468	$ 88,931,275

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 18.87	$ 22.45	$ 20.99	$ 18.69	$ 14.07
Income (loss) from investment operations: Net investment income (loss)[a]	(.25)	(.22)[e]	(.32)	(.31)	(.18)
Net realized and unrealized gain (loss)	5.02	.24[b]	3.93	2.61	4.80
Total from investment operations	4.77	.02	3.61	2.30	4.62
Less distributions from: Net realized gains	(3.55)	(3.60)	(2.15)	—	—
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 20.09	$ 18.87	$ 22.45	$ 20.99	$ 18.69
Total Return (%)[c,d]	27.19	(.90)[e,f]	17.88	12.37	32.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	29	26	22	11
Ratio of expenses before expense reductions (%)	2.17	2.29	2.24	2.15	2.16
Ratio of expenses after expense reductions (%)	1.64	1.75	1.74	1.74	1.74
Ratio of net investment income (loss) (%)	(1.29)	(1.09)[e]	(1.52)	(1.47)	(1.09)
Portfolio turnover rate (%)	73	100	108	99	74
[a] Based on average shares outstanding during the period.
[b] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value the amount shown may not agree with the change in aggregate gains and losses.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return does not reflect the effect of any sales charges.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.061 per share and an increase in the ratio of net investment income of 0.29%. Excluding this non-recurring income, total return would have been 0.33% lower.
[f] The Fund realized a gain of $18,520 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
* Amount is less than $.005.

Class B Years Ended September 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 18.16	$ 21.88	$ 20.64	$ 18.52	$ 14.04
Income (loss) from investment operations: Net investment income (loss)[a]	(.37)	(.36)[e]	(.47)	(.46)	(.30)
Net realized and unrealized gain (loss)	4.79	.24[b]	3.86	2.58	4.78
Total from investment operations	4.42	(.12)	3.39	2.12	4.48
Less distributions from: Net realized gains	(3.55)	(3.60)	(2.15)	—	—
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 19.03	$ 18.16	$ 21.88	$ 20.64	$ 18.52
Total Return (%)[c,d]	26.18	(1.60)[e,f]	16.95	11.56	31.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	5	5	3
Ratio of expenses before expense reductions (%)	3.00	3.05	2.98	2.90	2.91
Ratio of expenses after expense reductions (%)	2.39	2.50	2.49	2.49	2.49
Ratio of net investment income (loss) (%)	(2.04)	(1.84)[e]	(2.27)	(2.22)	(1.84)
Portfolio turnover rate (%)	73	100	108	99	74
[a] Based on average shares outstanding during the period.
[b] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value the amount shown may not agree with the change in aggregate gains and losses.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return does not reflect the effect of any sales charges.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.061 per share and an increase in the ratio of net investment income of 0.29%. Excluding this non-recurring income, total return would have been 0.34% lower.
[f] The Fund realized a gain of $18,520 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
* Amount is less than $.005.

Class C Years Ended September 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 18.15	$ 21.88	$ 20.64	$ 18.51	$ 14.04
Income (loss) from investment operations: Net investment income (loss)[a]	(.37)	(.36)[e]	(.47)	(.46)	(.31)
Net realized and unrealized gain (loss)	4.80	.23[b]	3.86	2.59	4.78
Total from investment operations	4.43	(.13)	3.39	2.13	4.47
Less distributions from: Net realized gains	(3.55)	(3.60)	(2.15)	—	—
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 19.03	$ 18.15	$ 21.88	$ 20.64	$ 18.51
Total Return (%)[c,d]	26.26	(1.66)[e,f]	16.95	11.56	31.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	9	14	5
Ratio of expenses before expense reductions (%)	2.94	3.02	2.98	2.90	2.91
Ratio of expenses after expense reductions (%)	2.39	2.50	2.49	2.49	2.49
Ratio of net investment income (loss) (%)	(2.04)	(1.84)[e]	(2.27)	(2.22)	(1.84)
Portfolio turnover rate (%)	73	100	108	99	74
[a] Based on average shares outstanding during the period.
[b] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value the amount shown may not agree with the change in aggregate gains and losses.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Total return does not reflect the effect of any sales charges.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.061 per share and an increase in the ratio of net investment income of 0.29%. Excluding this non-recurring income, total return would have been 0.34% lower.
[f] The Fund realized a gain of $18,520 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
* Amount is less than $.005.

Class S Years Ended September 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 18.89	$ 22.46	$ 20.99
Income (loss) from investment operations: Net investment income (loss)[b]	(.20)	(.20)[e]	(.21)
Net realized and unrealized gain (loss)	5.03	.23[c]	1.68
Total from investment operations	4.83	.03	1.47
Less distributions from: Net realized gains	(3.55)	(3.60)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 20.17	$ 18.89	$ 22.46
Total Return (%)[d]	27.52	(.85)[e,f]	7.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	1	5
Ratio of expenses before expense reductions (%)	1.93	2.21	2.23*
Ratio of expenses after expense reductions (%)	1.39	1.68	1.74*
Ratio of net investment income (loss) (%)	(1.04)	(1.02)[e]	(1.46)*
Portfolio turnover rate (%)	73	100	108
[a] For the period February 1, 2005 (commencement of operations of Class S shares) to September 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value the amount shown may not agree with the change in aggregate gains and losses.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.061 per share and an increase in the ratio of net investment income of 0.29%. Excluding this non-recurring income, total return would have been 0.33% lower.
[f] The Fund realized a gain of $18,520 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 19.36	$ 22.90	$ 21.32	$ 18.93	$ 14.22
Income (loss) from investment operations: Net investment income (loss)[a]	(.21)	(.18)[d]	(.28)	(.26)	(.14)
Net realized and unrealized gain (loss)	5.17	.24[b]	4.01	2.65	4.85
Total from investment operations	4.96	.06	3.73	2.39	4.71
Less distributions from: Net realized gains	(3.55)	(3.60)	(2.15)	—	—
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 20.77	$ 19.36	$ 22.90	$ 21.32	$ 18.93
Total Return (%)[c]	27.58	(.63)[d,e]	18.14	12.63	33.12
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	30	41	44	79
Ratio of expenses before expense reductions (%)	1.71	2.00	1.99	1.90	1.91
Ratio of expenses after expense reductions (%)	1.39	1.50	1.49	1.49	1.49
Ratio of net investment income (loss) (%)	(1.04)	(.84)[d]	(1.27)	(1.22)	(.84)
Portfolio turnover rate (%)	73	100	108	99	74
[a] Based on average shares outstanding during the period.
[b] Because of the timing of subscriptions and redemptions in relation to fluctuating markets at value the amount shown may not agree with the change in aggregate gains and losses.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.061 per share and an increase in the ratio of net investment income of 0.29%. Excluding this non-recurring income, total return would have been 0.34% lower.
[e] The Fund realized a gain of $18,520 on the disposal of an investment not adhering to the Fund's investment restrictions. Excluding this gain, total return would have been 0.02% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Micro Cap Fund (the "Fund") is a diversified series of DWS Advisor Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Delaware business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Investment Class was converted into Class S shares on October 23, 2006.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of September 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ —
Undistributed net long-term capital gains	$ 9,219,953
Net unrealized appreciation (depreciation) on investments	$ 14,898,844

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2007	2006
Distributions from ordinary income*	$ 3,506,846	$ 87,994
Distributions from long-term capital gains	$ 8,767,308	$ 15,750,970
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from October 1, 2006 through March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $51,419,600 and $93,894,671, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund. Prior to January 1, 2007, Deutsche Asset Management Inc. ("DAMI"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Advisor for the Fund. Effective January 1, 2007, DAMI merged with DIMA. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new Investment Management Agreement is identical in substance to the current Investment Management Agreement for the Fund, except for the named investment advisor.

Management Agreement. Under the Investment Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	1.25%
Next $250 million of such net assets	1.10%
Next $500 million of such net assets	.95%
Over $1.0 billion of such net assets	.80%

For the period from October 1, 2006 through January 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the annual operating expenses of the classes of the Fund as follows:

Class A	1.63%
Class B	2.38%
Class C	2.38%
Class S	1.38%
Institutional Class	1.38%

Accordingly, for the year ended September 30, 2007, the Advisor waived a portion of its management fee pursuant to the Investment Management aggregating $207,321 and the amount imposed aggregated $683,284 which was equivalent to an annual effective rate of 0.96% of the Fund's average daily net assets.

In addition, the Advisor reimbursed the Fund $14,837 of other expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2007, the Advisor received an Administration Fee of $71,248, of which $5,394 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended September 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 60,841	$ 60,841
Class B	12,318	12,318
Class C	18,809	18,809
Investment Class	694	694
Class S	13,100	13,100
Institutional Class	4,876	4,876
	$ 110,638	$ 110,638

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2007
Class B	$ 29,753	$ 2,391
Class C	61,988	5,454
	$ 91,741	$ 7,845

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and Investment Class (through October 23, 2006) shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2007	Annual Effective Rate
Class A	$ 67,366	$ 5,179	$ 857.22%
Class B	9,505	427	459.23%
Class C	20,098	2,597	771.21%
Investment Class	2,104	2,104	—	.00%
	$ 99,073	$ 10,307	$ 2,087

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2007 aggregated $5,568.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2007, the CDSC for the Fund's Class B and C shares was $7,571 and $1,326, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2007, DWS-SDI received $2,316 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $36,991, of which $19,808 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2007, the Fund's custodian fees were reduced by $102 and $988, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	495,261	$ 9,765,787	757,398	$ 15,545,626
Class B	20,741	377,562	41,062	846,542
Class C	86,699	1,611,610	105,725	2,132,185
Investment Class*	3,538	68,432	410,129	8,825,827
Class S	141,155	2,774,533	60,587	1,281,289
Institutional Class	329,426	6,715,843	489,828	10,380,679
		$ 21,313,767		$ 39,012,148
Shares issued to shareholders in reinvestment of distributions
Class A	277,348	$ 5,042,982	184,048	$ 3,701,205
Class B	34,932	605,818	35,416	689,197
Class C	73,503	1,274,025	67,456	1,312,703
Investment Class	—	—	143,496	2,882,828
Class S	108,684	1,980,554	4,890	98,386
Institutional Class	119,192	2,236,475	307,865	6,338,931
		$ 11,139,854		$ 15,023,250
Shares redeemed
Class A	(962,138)	$ (18,498,739)	(588,049)	$ (12,104,125)
Class B	(86,719)	(1,604,070)	(86,554)	(1,758,230)
Class C	(161,134)	(2,989,948)	(153,140)	(3,052,710)
Investment Class*	(22,742)	(435,743)	(443,471)	(8,929,235)
Class S	(637,296)	(12,701,995)	(24,615)	(478,943)
Institutional Class	(1,172,350)	(25,359,538)	(1,074,921)	(22,693,159)
		$ (61,590,033)		$ (49,016,402)
Shares converted*
Investment Class	(893,754)	$ (17,716,669)	—	$ —
Class S	891,640	17,716,669	—	—
		$ —		$ —
Redemption fees		$ 3,338		$ 4,801
Net increase (decrease)
Class A	(189,529)	$ (3,689,312)	353,397	$ 7,143,563
Class B	(31,046)	(620,689)	(10,076)	(222,220)
Class C	(932)	(104,283)	20,041	392,375
Investment Class*	(912,958)	(18,083,980)	110,154	2,779,850
Class S	504,183	9,771,933	40,862	900,754
Institutional Class	(723,732)	(16,406,743)	(277,228)	(5,970,525)
		$ (29,133,074)		$ 5,023,797
* On June 28, 2006, the Board of the Fund approved the conversion of Investment Class shares of the Fund into Class S shares. The conversion of these shares was completed on October 23, 2006, and Investment Class shares are no longer offered by the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Advisor Funds and Shareholders of DWS Micro Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Micro Cap Fund (the "Fund") at September 30, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 26, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $2.53 per share from net long-term capital gains during its year ended September 30, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $11,007,100 as capital gain dividends for its year ended September 30, 2007, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates $86,000, or the maximum allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Trustees observed that there were significant limitations to the usefulness of the comparative data provided by Lipper Inc., noting that the applicable Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Institutional Class shares) was in the 3rd quartile, 2nd quartile and 2nd quartile of the applicable Lipper universe, respectively. The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		75
Henry P. Becton, Jr. (1943) Board Member since 2006	President (prior to October 1, 2007) and Vice Chair (as of October 1, 2007), WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	75
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	75
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	75
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	75
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	75
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	75
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	75
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	75
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	75
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	75
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		73
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	81
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SMFAX	SMFBX	SMFCX	SMFSX	MGMCX
CUSIP Number	23339E 616	23339E 590	23339E 582	23339E 574	23339E 566
Fund Number	489	689	789	2390	589

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, September 30, 2007, DWS Micro Cap Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MICRO CAP FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$50,875	$0	$0	$0
2006	$52,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$58,500	$25,000	$0
2006	$155,500	$73,180	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$0	$25,000
2006	$0	$73,180	$15,000	$88,180

All other engagement fees were billed for services in connection with industry updates for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Micro Cap Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Micro Cap Fund, a series of DWS Advisor Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 4, 2007